UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2009

Lumber Liquidators Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33767	27-1310817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 John Deere Road Toano, Virginia	23168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 259-4280

Lumber Liquidators, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Lumber Liquidators Holdings, Inc., a corporation organized under the laws of the State of Delaware (the “Registrant”), is the successor issuer to Lumber Liquidators, Inc., a corporation organized under the laws of the State of Delaware (the “Predecessor”), pursuant to Rule 12g-3 of the Securities Exchange Act of 1934, as amended (the “Act”). Until the transaction described in this item, the Predecessor had its common stock, par value $0.001 per share, registered pursuant to Section 12(b) of the Act.

On December 29, 2009, the Predecessor entered into an Agreement of Merger and Plan of Reorganization (the “Reorganization Agreement”) with the Registrant and Lumber Liquidators Merger Sub, Inc. (the “Merger Sub”) to form a holding company (the “Reorganization”). The holding company was formed to provide a more efficient corporate structure.

The Reorganization was effected by a merger conducted pursuant to Section 251(g) of the Delaware General Corporation Law (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporations. Pursuant to the terms of the Reorganization Agreement, the Predecessor merged with its indirect, wholly-owned subsidiary, the Merger Sub (the “Merger”) and survived the Merger. As a result, the separate corporate existence of the Merger Sub ceased and the Predecessor became a direct, wholly-owned subsidiary of the Registrant. The Merger became effective at 11:59 p.m. Eastern Standard Time on December 31, 2009.

In accordance with the terms of the Reorganization Agreement:

(i)	each share or fractional share of Common Stock of the Predecessor (the “Predecessor Common Stock”) issued and outstanding immediately prior to the Merger was converted into a right to receive a share or fractional share of Common Stock of the Registrant (the “Registrant Common Stock”) having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions thereof, as the shares of Predecessor Common Stock so converted;

(ii)	each share of capital stock of the Merger Sub issued and outstanding immediately prior to the Merger was converted into a share of Common Stock of the Predecessor; and

(iii)	each share of Common Stock of the Registrant owned by the Predecessor immediately prior to the Merger was cancelled and retired and ceased to exist.

The Merger qualified as a reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and, as a result, the stockholders of the Predecessor will not recognize gain or loss for United States federal income tax purposes.

The business, management, directors and the rights and limitations of stockholders following the Merger will be identical to the business, management, directors and the rights and limitations of stockholders immediately preceding the Merger. The revised “Description of Capital Stock” for the Registrant, which is substantively identical to the description applicable to the Predecessor before the Merger, is attached hereto as Exhibit 99.1.

The common stock of the Registrant is listed on the New York Stock Exchange under the same symbol (“LL”) under which the Common Stock of the Predecessor was listed prior to the Merger. The Common Stock of the Predecessor ceased trading at the close of the market on December 31, 2009. The Registrant will mail to all stockholders instructions regarding the process of exchanging shares of the Predecessor’s Common Stock for shares of the Common Stock of the Registrant. A form of the certificate of Common Stock of the Registrant is attached hereto as Exhibit 4.1.

A copy of the Reorganization Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference into this Item 1.01. A copy of the Registrant’s press release announcing the Reorganization is attached hereto as Exhibit 99.2.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Registrant adopted all of the active stockholder-approved stock plans of the Predecessor, including those in which its named executive officers may participate (the “Plans”). The Plans have been amended to reflect the assumption by the Registrant of the obligations of the Predecessor under the Plans. The adoption by the Registrant of the Plans and its assumption of the Predecessor’s obligations under the Plans were approved by its Board of Directors. The amendments to the 2004 Stock Option and Grant Plan and 2007 Equity Compensation Plan are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated into this Item 5.02.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) The Registrant adopted a certificate of incorporation (the “Certificate”) and bylaws (the “Bylaws”) that are identical to the pre-Merger certificate of incorporation and bylaws of the Predecessor except for certain amendments that are permissible under Section 251(g)(4) of the DGCL. The Registrant will have the same authorized capital stock and the designations, rights, powers and preferences of such capital stock, and the qualifications, limitations and restrictions thereof will be the same as that of the Predecessor’s capital stock immediately prior to the Merger.

The Certificate and the Bylaws of the Registrant are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

As reported under Item 5.02(e), the Registrant has adopted all of the active stockholder-approved stock plans of the Predecessor. These include a plan in which non-management directors may participate: the 2006 Equity Plan for Non-Employee Directors, an amendment to which is attached hereto as Exhibit 10.3 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement of Merger and Plan of Reorganization among Lumber Liquidators, Inc., Lumber Liquidators Holdings, Inc., and Lumber Liquidators Merger Sub, Inc., dated December 29, 2009.

3.1	Certificate of Incorporation of Lumber Liquidators Holdings, Inc.

3.2	Bylaws of Lumber Liquidators Holdings, Inc.

4.1	Form of Certificate of Common Stock of Lumber Liquidators Holdings, Inc.

10.1	Amendment to the 2004 Stock Option and Grant Plan.

10.2	Amendment to the 2007 Equity Compensation Plan.

10.3	Amendment to the 2006 Equity Plan for Non-Employee Directors.

99.1	Description of Capital Stock

99.2	Press Release dated January 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMBER LIQUIDATORS HOLDINGS, INC.
(Registrant)

Date: January 4, 2010	By:	/S/ E. LIVINGSTON B. HASKELL
E. Livingston B. Haskell
Secretary and General Corporate Counsel

Exhibit Index

Exhibit No.	Description

2.1	Agreement of Merger and Plan of Reorganization among Lumber Liquidators, Inc., Lumber Liquidators Holdings, Inc., and Lumber Liquidators Merger Sub, Inc., dated December 29, 2009.

3.1	Certificate of Incorporation of Lumber Liquidators Holdings, Inc.

3.2	Bylaws of Lumber Liquidators Holdings, Inc.

4.1	Form of Certificate of Common Stock of Lumber Liquidators Holdings, Inc.

10.1	Amendment to the 2004 Stock Option and Grant Plan.

10.2	Amendment to the 2007 Equity Compensation Plan.

10.3	Amendment to the 2006 Equity Plan for Non-Employee Directors.

99.1	Description of Capital Stock.

99.2	Press Release dated January 4, 2010.